EXHIBIT 10.48

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Electrical Station HVAC Stacks

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0001 DATE OF CHANGE ORDER: June 4, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will provide HVAC stacks on electrical substation buildings in the process area to avoid ethylene vapor clouds in the area of the substation building. The scope of work is detailed below:

a.	Each HVAC unit at the substation will have a dedicated stainless steel, self-supporting air intake stack. The pads for the HVAC units will be extended to include the air intake stacks.

b.	The specific units associated with this portion of the scope are detailed in Exhibit D

2.	This Contract Change Order will increase the Contract price by a fixed lump sum amount of $1,123,291. Accordingly, the Agreement is modified as follows:

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit A of this Change Order.

3.	Exhibit B details the cost breakdown of this Change Order.

4.	Drawings for this Change Order are provided in Exhibit C.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0000)	$0
The Contract Price prior to this Change Order was	$3,769,000,000
The Contract Price will be (increased) by this Change Order in the amount of	$1,123,291
The new Contract Price including this Change Order will be	$3,770,123,291

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1,2, 3 and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
June 14, 2013	June 4, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Revised LNG Rundown Lines

PROJECT NAME: Sabine Pass LNG Stage 2 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0002 DATE OF CHANGE ORDER: May 30, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Bechtel will revise the LNG Rundown Line to provide operational flexibility enabling Owner to send LNG from Trains 3 and 4 to Tanks 1, 2, and 3 during ship loading. The work will be completed in accordance with the Scope of Work detailed in Exhibit A of this Change Order.

2.	This Contract Change Order will increase the Contract price by a fixed lump sum amount of $4,312,798 which includes $1,381,806 Provisional Sum and $2,930,992 lump sum adjustments. Accordingly, the Agreement is modified as follows:

a.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

3.	The overall cost breakdown associated with this Change Order is detailed in Exhibit C of this Change Order.

4.	Exhibit D details the cost breakdown for the Provisional Sum portion of this Change Order:

a.	The Previous Existing Facility Labor Provisional Sum in Article 2.2 of Attachment EE of the Agreement was *** U.S. Dollars ($***) and *** direct man hours. This Change Order will amend the previous values respectively to *** U.S. Dollars ($***) and *** hours.

b.	The previous Aggregate Provisional Sum prior to this Change Order was Seven Hundred Eighty Million, Nine Hundred Fifty Thousand, Nine Hundred and Six U.S. Dollars ($780,950,906). This Change Order will amend that value and the new value shall be Seven Hundred Eighty Two Million, Three Hundred Thirty Two Thousand, Seven Hundred Twelve U.S. Dollars ($782,332,712).

5.	Drawings for Change Order are provided in Exhibit E.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001)	$1,123,291
The Contract Price prior to this Change Order was	$3,770,123,291
The Contract Price will be (increased) by this Change Order in the amount of	$4,312,798
The new Contract Price including this Change Order will be	$3,774,436,089

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 2, 3, 4 and Exhibits B, C, and D of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
June 14, 2013	June 4, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Currency Provisional Sum Closure

PROJECT NAME: Sabine Pass LNG Liquefaction Facility - Stage 2 OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0003 DATE OF CHANGE ORDER: May 29, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The Currency Provisional sum specified in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was U.S. ***. The Currency Provisional Sum is decreased by $***. The new value of the Currency Provisional Sum as adjusted by this Change Order is $***.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

3.	The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $780,950,906. The Aggregate Provisional Sum is decreased by this Change Order in the amount of $497,588,968. As a result, the new Aggregate Provisional Sum as adjusted by this Change Order is $283,361,938.

4.	Pursuant to instructions in Article 1.1 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit B to this Change Order illustrates the calculation of the final Currency costs in the Agreement.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0002)	$5,436,089
The Contract Price prior to this Change Order was	$3,774,436,089
The Contract Price will be (decreased) by this Change Order in the amount of	$(2,951,053)
The new Contract Price including this Change Order will be	$3,771,485,036

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, 3, and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
June 14, 2013	June 4, 2013
Date of Signing	Date of Signing

CHANGE ORDER FORM

Fuel Provisional Sum Closure

PROJECT NAME: Sabine Pass LNG Liquefaction Facility - Stage 2 OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 20, 2012	CHANGE ORDER NUMBER: CO-0004 DATE OF CHANGE ORDER: May 29, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	The Fuel Provisional sum specified in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement prior to this Change Order was U.S.$***. The Fuel Provisional Sum is decreased by $***. The new value of the Fuel Provisional Sum as adjusted by this Change Order is $***.

2.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit A of this Change Order.

3.	The Aggregate Provisional Sum specified in Article 7.1A of the Agreement prior to this Change Order was $283,361,938. The Aggregate Provisional Sum is decreased by $22,668,796. As a result, the new Aggregate Provisional Sum as adjusted by this Change Order is $260,693,142.

4.	Pursuant to instructions in Article 1.2 of Attachment EE, Schedule EE-1 of the Agreement, Exhibit B to this Change Order illustrates the calculation of the final fuel costs in the Agreement.

Adjustment to Contract Price
The original Contract Price was	$3,769,000,000
Net change by previously authorized Change Orders (#0001-0003)	$2,485,036
The Contract Price prior to this Change Order was	$3,771,485,036
The Contract Price will be (decreased) by this Change Order in the amount of	$(3,119,044)
The new Contract Price including this Change Order will be	$3,768,365,992

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Sections 1, 2, 3, and Exhibit A of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:             Contractor             Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor
Ed Lehotsky	Sergio Buoncristiano
Name	Name
VP LNG Project Management	Principal Vice President
Title	Title
June 14, 2013	June 4, 2013
Date of Signing	Date of Signing